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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Starbucks Corporation ("Starbucks") on Form 10-K for the fiscal year ended October 1, 2006, as filed with the Securities and Exchange Commission on December 14, 2006 (the "Report"), James L. Donald, president and chief executive officer of Starbucks, and Michael Casey, executive vice president, chief financial officer and chief administrative officer of Starbucks, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

December 14, 2006                     /s/ James L. Donald
                                      ------------------------------------------
                                      James L. Donald
                                      president and chief executive officer

December 14, 2006                     /s/ Michael Casey
                                      ------------------------------------------
                                      Michael Casey
                                      executive vice president, chief financial
                                      officer and chief administrative officer